Exhibit 24.1

POWER OF ATTORNEY

          WHEREAS, HYDRIL COMPANY, a Delaware corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) under the Securities Exchange Act of 1934, as amended (the “Act”), an Annual Report on Form 10-K for the fiscal year ended December 31, 2004, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, with such amendments, supplements or appendices thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Annual Report;

          NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint CHRISTOPHER T. SEAVER and CHRIS D. NORTH, and each of them severally, as his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer, or both, as the case may be, of the Company, said Annual Report and any and all amendments, supplements or appendices thereto and all instruments necessary or incidental in connection therewith as said attorneys or either of them shall deem necessary or incidental in connection therewith and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

          IN WITNESS WHEREOF, the undersigned has executed this instrument on this 7th day of March, 2005.

/s/ Kenneth S. McCormick
Kenneth S. McCormick

POWER OF ATTORNEY

          WHEREAS, HYDRIL COMPANY, a Delaware corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) under the Securities Exchange Act of 1934, as amended (the “Act”), an Annual Report on Form 10-K for the fiscal year ended December 31, 2004, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, with such amendments, supplements or appendices thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Annual Report;

          NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint CHRISTOPHER T. SEAVER and CHRIS D. NORTH, and each of them severally, as his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer, or both, as the case may be, of the Company, said Annual Report and any and all amendments, supplements or appendices thereto and all instruments necessary or incidental in connection therewith as said attorneys or either of them shall deem necessary or incidental in connection therewith and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

          IN WITNESS WHEREOF, the undersigned has executed this instrument on this 7th day of March, 2005.

/s/ Richard C. Seaver
Richard C. Seaver

POWER OF ATTORNEY

          WHEREAS, HYDRIL COMPANY, a Delaware corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) under the Securities Exchange Act of 1934, as amended (the “Act”), an Annual Report on Form 10-K for the fiscal year ended December 31, 2004, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, with such amendments, supplements or appendices thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Annual Report;

          NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint CHRISTOPHER T. SEAVER and CHRIS D. NORTH, and each of them severally, as his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer, or both, as the case may be, of the Company, said Annual Report and any and all amendments, supplements or appendices thereto and all instruments necessary or incidental in connection therewith as said attorneys or either of them shall deem necessary or incidental in connection therewith and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

          IN WITNESS WHEREOF, the undersigned has executed this instrument on this 11th day of March, 2005.

Jerry S. Cox

POWER OF ATTORNEY

          WHEREAS, HYDRIL COMPANY, a Delaware corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) under the Securities Exchange Act of 1934, as amended (the “Act”), an Annual Report on Form 10-K for the fiscal year ended December 31, 2004, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, with such amendments, supplements or appendices thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Annual Report;

          NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint CHRISTOPHER T. SEAVER and CHRIS D. NORTH, and each of them severally, as his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer, or both, as the case may be, of the Company, said Annual Report and any and all amendments, supplements or appendices thereto and all instruments necessary or incidental in connection therewith as said attorneys or either of them shall deem necessary or incidental in connection therewith and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

          IN WITNESS WHEREOF, the undersigned has executed this instrument on this 7th day of March, 2005.

/s/ Patrick T. Seaver
Patrick T. Seaver

POWER OF ATTORNEY

          WHEREAS, HYDRIL COMPANY, a Delaware corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) under the Securities Exchange Act of 1934, as amended (the “Act”), an Annual Report on Form 10-K for the fiscal year ended December 31, 2004, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, with such amendments, supplements or appendices thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Annual Report;

          NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint CHRISTOPHER T. SEAVER and CHRIS D. NORTH, and each of them severally, as his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer, or both, as the case may be, of the Company, said Annual Report and any and all amendments, supplements or appendices thereto and all instruments necessary or incidental in connection therewith as said attorneys or either of them shall deem necessary or incidental in connection therewith and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

          IN WITNESS WHEREOF, the undersigned has executed this instrument on this 7th day of March, 2005.

/s/ T. Don Stacy
T. Don Stacy

POWER OF ATTORNEY

          WHEREAS, HYDRIL COMPANY, a Delaware corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) under the Securities Exchange Act of 1934, as amended (the “Act”), an Annual Report on Form 10-K for the fiscal year ended December 31, 2004, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, with such amendments, supplements or appendices thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Annual Report;

          NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint CHRISTOPHER T. SEAVER and CHRIS D. NORTH, and each of them severally, as his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer, or both, as the case may be, of the Company, said Annual Report and any and all amendments, supplements or appendices thereto and all instruments necessary or incidental in connection therewith as said attorneys or either of them shall deem necessary or incidental in connection therewith and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

          IN WITNESS WHEREOF, the undersigned has executed this instrument on this 9th day of March, 2005.

/s/ Lew O. Ward
Lew O. Ward

POWER OF ATTORNEY

          WHEREAS, HYDRIL COMPANY, a Delaware corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) under the Securities Exchange Act of 1934, as amended (the “Act”), an Annual Report on Form 10-K for the fiscal year ended December 31, 2004, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, with such amendments, supplements or appendices thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Annual Report;

          NOW, THEREFORE, the undersigned, in his capacity as an officer of the Company, does hereby appoint CHRISTOPHER T. SEAVER as his true and lawful attorney, with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as an officer of the Company, said Annual Report and any and all amendments, supplements or appendices thereto and all instruments necessary or incidental in connection therewith as said attorney shall deem necessary or incidental in connection therewith and to file the same or cause the same to be filed with the Commission. Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney.

          IN WITNESS WHEREOF, the undersigned has executed this instrument on this 7th day of March, 2005.

/s/ Chris D. North
Chris D. North

POWER OF ATTORNEY

          WHEREAS, HYDRIL COMPANY, a Delaware corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) under the Securities Exchange Act of 1934, as amended (the “Act”), an Annual Report on Form 10-K for the fiscal year ended December 31, 2003, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, with such amendments, supplements or appendices thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Annual Report;

          NOW, THEREFORE, the undersigned in his capacity as a director and officer of the Company, does hereby appoint CHRIS D. NORTH as his true and lawful attorney, with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director and officer of the Company, said Annual Report and any and all amendments, supplements or appendices thereto and all instruments necessary or incidental in connection therewith as said attorney shall deem necessary or incidental in connection therewith and to file the same or cause the same to be filed with the Commission. Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney.

          IN WITNESS WHEREOF, the undersigned has executed this instrument on this 7th day of March, 2004.

/s/ Christopher T. Seaver
Christopher T. Seaver

POWER OF ATTORNEY

          WHEREAS, HYDRIL COMPANY, a Delaware corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) under the Securities Exchange Act of 1934, as amended (the “Act”), an Annual Report on Form 10-K for the fiscal year ended December 31, 2004, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, with such amendments, supplements or appendices thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Annual Report;

          NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint CHRISTOPHER T. SEAVER and CHRIS D. NORTH, and each of them severally, as his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer, or both, as the case may be, of the Company, said Annual Report and any and all amendments, supplements or appendices thereto and all instruments necessary or incidental in connection therewith as said attorneys or either of them shall deem necessary or incidental in connection therewith and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

          IN WITNESS WHEREOF, the undersigned has executed this instrument on this 7th day of March, 2005.

/s/ Roger Goodan
Roger Goodan

POWER OF ATTORNEY

          WHEREAS, HYDRIL COMPANY, a Delaware corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) under the Securities Exchange Act of 1934, as amended (the “Act”), an Annual Report on Form 10-K for the fiscal year ended December 31, 2004, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, with such amendments, supplements or appendices thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Annual Report;

          NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint CHRISTOPHER T. SEAVER and CHRIS D. NORTH, and each of them severally, as his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer, or both, as the case may be, of the Company, said Annual Report and any and all amendments, supplements or appendices thereto and all instruments necessary or incidental in connection therewith as said attorneys or either of them shall deem necessary or incidental in connection therewith and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

          IN WITNESS WHEREOF, the undersigned has executed this instrument on this 7th day of March, 2005.

/s/ Gordon T. Hall
Gordon T. Hall